==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               _________________

                                   FORM 8-K


                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): May 1, 1997



                            COMCAST CORPORATION
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


Pennsylvania                   0-6983                        23-1709202
------------                   ------                        ----------
(State or other             (Commission file                (IRS employer
jurisdiction of                 number)                     identification
incorporation)                                              no.)



            1500 Market Street, Philadelphia, PA             19102
            -------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code (215) 665-1700
                                                          --------------

==============================================================================

ITEM 5. OTHER EVENTS.


       On May 1, 1997, Comcast Corporation announced that its wholly-owned subsidiary, Comcast Cable Communications, Inc. ("Comcast Cable") had closed on the sale of $1.7 billion of notes (the "Notes") through a 144A offering with Registration Rights. The Notes were issued in four tranches: $300 million of 8 1/8% Notes due 2004, $600 million of 8 3/8% Notes due 2007, $550 million of 8 7/8% Notes due 2017 and $250 million of 8 1/2% Notes due 2027. The Notes due 2027 are subject to repurchase at the holder's option in 2009.

       Attached hereto as Exhibit (1) is a copy of the Press Release from Comcast Corporation issued in connection with the closing of the offering of the Notes.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (b)  Exhibits.

          (1)  Press Release dated May 1, 1997 from Comcast Corporation.


                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: May 2, 1997                COMCAST CORPORATION



                                  By: /s/ Joseph J. Euteneuer
                                      ---------------------------------------
                                      Joseph J. Euteneuer
                                      Vice President and Corporate Controller





                                 EXHIBIT INDEX


Exhibit No.                        Exhibit                           Page
-----------                        -------                           ----

    (1)        Comcast Corporation Press Release dated May 1, 1997.    1